EXHIBIT 10.30

FIFTH AMENDMENT
TO

LOAN AND SECURITY AGREEMENT

This Fifth Amendment to Loan and Security Agreement (the “Amendment”), is entered into as of April 18, 2013, by and between SQUARE 1 BANK (the “Bank”) and HEAT BIOLOGICS, INC. and HEAT BIOLOGICS I, INC. (collectively known as the “Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of August 7, 2012 (as amended from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1)

Bank and Borrower hereby agree that Borrower shall not be permitted to request, and Bankshall not be required to make, any further Non-Formula Advances under the Non-Formula Revolving Line.

2)

Section 8.9 of the Agreement is hereby deleted in its entirety.

3)

The following defined term in Exhibit A to the Agreement is hereby amended and restated, as follows:

“Non-Formula Revolving Line” means a Credit Extension of $0.

4)

Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.  Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

5)

Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment.

6)

This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

7)

As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

a)

this Amendment, duly executed by Borrower;

Heat Biologics, Inc. - 5th Amendment to LSA

b)

payment of all Bank Expenses, including Bank’s expenses for the documentation of this Amendment and any related documents, which may be debited from any of Borrower’s accounts; and

c)

such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[Signature Page to Follow]

Heat Biologics, Inc. - 5th Amendment to LSA

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

HEAT BIOLOGICS, INC.	SQUARE 1 BANK
By:	By:
Name:	Name:
Title:	Title:

HEAT BIOLOGICS I, INC.

By:

Name:
Title:

[Signature Page to Fifth Amendment to Loan and Security Agreement]

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Heat Biologics, Inc. - 5th Amendment to LSA